Exhibit 10.2

AMENDED AND RESTATED TERM NOTE

$1,500,000.00	January 22, 2016

FOR VALUE RECEIVED, the undersigned, RANOR, INC., a Delaware corporation with an address of Bella Drive, Westminster, Massachusetts 01473 (the "Borrower"), DOES HEREBY PROMISE to pay to the order of REVERE HIGH YIELD FUND, LP, a Delaware limited partnership (the "Lender"), at the office of the Lender at 2000 McKinney Avenue, Suite 2125, Dallas, Texas 75201, in lawful money of the United States of America, in immediately available funds, the maximum principal amount of ONE MILLION FIVE HUNDRED THOUSAND 00/100 DOLLARS ($1,500,000.00) or so much thereof as may be advanced to Borrower pursuant to this Amended and Restated Term Note (this "Term Note") and the Agreement (as hereinafter defined) payable as follows:  (i) payments of interest only on advanced principal on the first day of each month (a "Payment Date"), commencing March 1, 2016 until and including January 1, 2017; (ii) payments of interest together with principal payments of $6,250.00 on each Payment Date commencing February 1, 2017 until and including the Payment Date immediately prior to the Maturity Date; and (iii) a balloon payment of the then outstanding principal balance plus any accrued and unpaid interest on January 22, 2018 (the "Maturity Date").  Interest hereunder shall accrue from the date hereof on the unpaid principal amount  at a rate equal to ten percent (10%) per annum on the basis of the actual days elapsed on the assumption that each month contains thirty (30) days and each year contains three hundred sixty (360) days, multiplied by the actual number of days elapsed, in like money, at said office, as more specifically set forth in Article II of that certain Term Loan and Security Agreement dated as of December 22, 2014, as amended pursuant to the Note and Other Loan Documents Modification Agreement dated as of December 31, 2015, and as further amended pursuant to the Note and Other Documents Modification Agreement No. 2 dated the date hereof (as so amended, and as may be further amended, restated supplemented and/or modified from time to time, the "Agreement") and, upon a default, at a rate of the lesser of: (A) twenty percent (20%) per annum, or (B) the highest rate of interest permitted under the laws of the Commonwealth of Massachusetts.
This Term Note amends and restates in its entirety that certain Term Note dated December 22, 2014 made by the Borrower in the original principal amount of $1,500,000.00 payable to the order of Lender (the "Original Note"). Borrower intends, and Lender, by its acceptance of this Term Note agrees, that the indebtedness previously evidenced by the Original Note remains outstanding, but such indebtedness shall henceforth be evidenced by this Term Note, and the terms and conditions of Borrower's obligations to repay said indebtedness and interest thereon shall be governed by the terms of this Term Note. Neither the execution, delivery or acceptance of this Term Note, nor any of the terms and provisions set forth in this Term Note, shall be deemed or construed to effect a novation or to cause all or any part of the aforesaid indebtedness, or the liability of any person with respect therefor, to be, or to be deemed to have been, paid, satisfied or discharged.

This Term Note is given to evidence an actual loan (the "Loan") in the maximum principal amount of $1,500,000.00, and is the Term Note referred to as "Note A" in Section 2.02 of the Agreement, and is subject to prepayment and acceleration of maturity as set forth in the Agreement. This Term Note is secured by, among other things, the Mortgage (the "Security Instrument").  All terms defined in the Agreement are used herein with their defined meanings unless otherwise provided.

This Term Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and any applicable laws of the United States of America.

The Lender shall have the absolute right to sell and/or assign this Term Note and the Security Instrument, in whole or in part, and/or to enter into one or more participation agreements concerning this Term Note and the Security Instrument.  If Lender gives written notice of any such sale(s), assignment(s) and/or participation(s) to Borrower, Borrower shall make, or cause to be made, payments to such subsequent holder(s) or participant(s), as the case may be.

If any term of this Term Note, or the applications hereof to any person or set of circumstances, shall to any extent be invalid, illegal, or unenforceable, the remainder of this Term Note, or the application of such provision or part thereof to persons or circumstances other than those as to which it is invalid, illegal, or unenforceable, shall not be affected thereby, and each term of this Term Note shall be valid and enforceable to the fullest extent consistent with applicable law and this Term Note shall be interpreted and construed as though such invalid, illegal, or unenforceable term or provision (or any portion thereof) were not contained in this Term Note.
Borrower and all other parties liable hereunder, whether as principal, endorser or otherwise, hereby severally waive presentment, demand for payment, protest and notice of dishonor and waive recourse to defenses generally, including extensions of time, release of security or other indulgences that may be granted by Lender to Borrower or any other party liable hereon, and also agree to pay all costs of collection, including reasonable attorneys' fees incurred by Lender in connection with enforcement of any of Lender's rights hereunder or under any other document in connection with, securing or evidencing this Term Note.

BORROWER AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION BORROWER WAIVE PRESENTMENT, DEMAND FOR PAYMENT AND NOTICE OF DISHONOR, TOGETHER WITH ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS TERM NOTE OR UNDER ANY AGREEMENT, INSTRUMENT OR OTHER DOCUMENT CONTEMPLATED HEREBY OR RELATED HERETO AND IN ANY ACTION DIRECTLY OR INDIRECTLY RELATED TO OR CONNECTED WITH THE OBLIGATIONS PROVIDED FOR HEREIN, OR ANY CONDUCT RELATING TO THE ADMINISTRATION OR ENFORCEMENT OF SUCH OBLIGATIONS OR ARISING FROM THE DEBTOR/CREDITOR RELATIONSHIP OF THE PARTIES HERETO.  BORROWER ACKNOWLEDGES THAT THIS WAIVER MAY DEPRIVE IT OF AN IMPORTANT RIGHT AND THAT SUCH WAIVER HAS WILLINGLY, KNOWINGLY AND VOLUNTARILY BEEN AGREED TO BY BORROWER.

BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COMMONWEALTH OF MASSACHUSETTS AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS AS SET FORTH IN THIS TERM NOTE AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF.  BORROWER WAIVES ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND WILLINGLY, KNOWINGLY AND VOLUNTARILY CONSENTS TO THE GRANTING OF ANY SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

BORROWER ACKNOWLEDGES AND REPRESENTS THAT THE LOAN EVIDENCED BY THIS TERM NOTE IS A COMMERCIAL TRANSACTION AND THAT THE PROCEEDS OF THE LOAN SHALL NOT BE USED FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.  BORROWER AND ANY SUBSEQUENT ENDORSER, GUARANTOR OR OTHER ACCOMMODATION BORROWER HEREBY WILLINGLY, KNOWINGLY AND VOLUNTARILY WAIVE (TO THE MAXIMUM EXTENT PERMITTED BY LAW) ANY RIGHTS TO NOTICE OR HEARING OR AS OTHERWISE REQUIRED BY ANY LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER MAY ELECT TO USE OR WHICH IT MAY AVAIL ITSELF.  BORROWER FURTHER WAIVES, TO THE GREATEST EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS.  BORROWER FURTHER WAIVES ANY REQUIREMENTS THAT HOLDER OBTAIN A BOND OR ANY SIMILAR DEVICE IN CONNECTION WITH THE EXERCISE OF ANY REMEDY OR THE ENFORCEMENT OF ANY RIGHT HEREUNDER OR PERTAINING TO THE LOAN.
BORROWER HEREBY EXPRESSLY AND UNCONDITIONALLY, WILLINGLY, KNOWINGLY AND VOLUNTARILY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF LENDER ON THIS TERM NOTE, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS), AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING.  NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST LENDER WITH RESPECT TO ANY ASSERTED CLAIM.

EXCEPT AS PROHIBITED BY LAW, BORROWER HEREBY WILLINGLY, KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.  BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF PAYEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PAYEE WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER.  THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR PAYEE TO ACCEPT THIS TERM NOTE AND MAKE THE LOAN.

It is the intention of Borrower and Lender to conform strictly to the usury laws now or hereafter in force in the Commonwealth of Massachusetts, and any interest payable under this Term Note or any other documents evidencing or securing the Loan (the "Loan Documents") shall be subject to reduction to an amount not to exceed the maximum non-usurious amount for commercial loans allowed under the usury laws of the state or commonwealth in which the Property is located as now or hereafter construed by the courts having jurisdiction over such matters.  In the event such interest (whether designated as interest, service charges, points, or otherwise) does exceed the maximum legal rate, it shall be (i) cancelled automatically to the extent that such interest exceeds the maximum legal rate; (ii) if already paid, at the option of the Lender, either be rebated to Borrower or credited on the principal amount of the Term Note; or (iii) if the Term Note has been prepaid in full, then such excess shall be rebated to Borrower.

It is further agreed, without limitation of the foregoing, that all calculations of the rate of interest (whether designed as interest, service charges, points, or otherwise) contracted for, charged, or received under this Term Note, or under any instrument evidencing or securing the loan evidenced hereby, that are made for the purpose of determining whether such rate exceeds the maximum legal rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating, and spreading throughout the full stated term of this Term Note (and any extensions of the term hereof that may be hereafter granted) all such interest at any time contracted for, charged, or received from the Borrower or otherwise by the Lender so that the rate of interest on account of the indebtedness evidenced by this Term Note, as so calculated, is uniform throughout the term hereof.  If the Borrower is exempt or hereafter becomes exempt from applicable usury statutes or for any other reason the rate of interest to be charged on this Term Note is not limited by law, none of the provisions of this paragraph shall be construed so as to limit or reduce the interest or other consideration payable under this Term Note or any other Loan Documents.  The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between the parties hereto.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

IN WITNESS WHEREOF, the Borrower has executed this Term Note as of the day and year first above written.

BORROWER:

RANOR, INC.,
a Delaware corporation

By:	/s/ Alexander Shen
	Name:	Alexander Shen
	Its:	President

[Signature Page to Term Note A]